UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 36097	38-3910250

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 479-3160

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to New Media Credit Agreement

On the February 13, 2015 New Media Holdings II LLC (the “Borrower”), a wholly owned indirect subsidiary of New Media, New Media Holdings I LLC (“Holdings”) and certain of Holdings’ subsidiaries entered into an amendment to the Borrower’s senior secured credit facilities (the “Fourth Amendment”) with the other loan parties party thereto, the term loan lenders, the other lenders party thereto and Citizens Bank of Pennsylvania, as administrative agent (the “Administrative Agent”). The Fourth Amendment was entered into pursuant to that certain Credit Agreement, dated as of June 4, 2014, (as amended on July 17, 2014, September 3, 2014, November 20, 2014, and January 9, 2015, the “Credit Agreement”), by and among the Borrower, Holdings, the lenders party thereto, RBS Citizens, N.A. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, Credit Suisse AG, Cayman Islands Branch, as syndication agent and the Administrative Agent. The Fourth Amendment provides for the replacement of the existing term loans with a new class of replacement term loans (the “Replacement Term Loans”) on the same terms as the existing term loans except that the Replacement Term Loans are subject to a 1.00% prepayment premium for any prepayments made in connection with certain repricing transactions effected within six months of the date of the Fourth Amendment.

The foregoing description of the Fourth Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Credit Agreement, dated as of February 13, 2015, among New Media Holdings I LLC, New Media Holdings II LLC, the loan parties party thereto, the term loan lenders, the other lenders party thereto and Citizens Bank of Pennsylvania, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

By:	/s/ Michael E. Reed
Name:	Michael E. Reed

Title:	Chief Executive Officer

Date:  February 20, 2015

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Credit Agreement, dated as of February 13, 2015, among New Media Holdings I LLC, New Media Holdings II LLC, the loan parties party thereto, the term loan lenders, the other lenders party thereto and Citizens Bank of Pennsylvania, as administrative agent.